SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): May 20, 2002


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



        Delaware                  000-02324                     11-1974412
(State of Other Jurisdiction     (Commission                   (IRS Employer
    of Incorporation)            File Number)                Identification No.)




35 South Service Road, Plainview, New York                           11803
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     This filing amends the Company's current report on Form 8-K dated May 20, 2002 regarding the Registrant's acquisition of IFR Systems, Inc. and includes the required financial statements as follows:

(a)  Financial Statements of Business Acquired.

     The consolidated financial statements of IFR Systems, Inc. and subsidiaries are annexed hereto.

(b)  Pro Forma Financial Information.

     The required pro forma financial information is annexed hereto.

(c)  Exhibits.

     99.1 Press Release, dated May 20, 2002.*

     99.2 Consolidated   Financial   Statements   of  IFR   Systems,   Inc.  and
          subsidiaries.

     99.3 Pro Forma Combined Balance Sheet and Statements of Operations for IFR Systems, Inc. and Aeroflex Incorporated.

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  *         Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AEROFLEX INCORPORATED

                              By:       /s/ Michael Gorin
                                        --------------------------
                              Name:     Michael Gorin
                              Title:    President, Chief Financial
                                        Officer and Principal
                                        Accounting Officer

Dated:    August 1, 2002


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